UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 19, 2010
Date of Report (Date of earliest
event reported)
CARDIAC SCIENCE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51512	94-3300396

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3303 Monte Villa Parkway, Bothell, Washington	98021

(Address of principal executive offices)	(Zip Code)
(425) 402-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On October 19, 2010, Cardiac Science Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Opto Circuits (India) Ltd., a public limited company incorporated under the law of the nation of India (“Parent”), and Jolt Acquisition Company, a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement and upon the terms and subject to the conditions thereof, Merger Sub will commence a tender offer (the “Offer”) to acquire all of the issued and outstanding shares of common stock, par value $0.001 per share, of the Company for $2.30 per share, net to the holder thereof in cash, without interest and subject to applicable withholding (such amount, the “Offer Price”).
     Under the Merger Agreement, Merger Sub will commence the Offer within ten business days after October 19, 2010. In the Offer, each share of common stock validly tendered and not withdrawn will be accepted for payment by Merger Sub in accordance with the terms of the Offer (but in no event sooner than 20 business days after the commencement of the Offer).
     Pursuant to the Merger Agreement, following the consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company as the surviving corporation in the merger (the “Merger”). At the effective time of the Merger (the “Effective Time”), all remaining outstanding shares not tendered in the Offer (other than shares owned by Parent or Merger Sub or any other direct or indirect wholly-owned subsidiary of Parent, shares owned by the Company as treasury stock or shares held by stockholders who properly exercise their appraisal rights pursuant to and in compliance with the Delaware General Corporation Law (the “DGCL”)) will be cancelled and converted into the right to receive the Offer Price in cash, without interest and subject to applicable withholding. In the event Parent and Merger Sub acquire at least 90% of the issued and outstanding shares of common stock (the “Short Form Merger Threshold”), including through the exercise of the Top-Up Option (defined below), the Merger will be effected through the use of “short form” merger procedures available under Delaware Law (the “Short Form Merger”). The Short-Form Merger may be effected without additional approval by the Company’s stockholders. If Parent and Merger Sub do not achieve the Short Form Merger Threshold, the Merger will be subject to the approval of the Company’s stockholders at a special meeting of stockholders. In such case, Parent and Merger Sub have agreed to vote any shares of common stock they own in favor of the Merger.
     Merger Sub’s obligation to accept for payment and pay for all shares validly tendered pursuant to the Offer is subject to (i) the valid tender of shares representing the greater of (x) at least a majority of the fully diluted shares (which assumes conversion or exercise of all outstanding options to acquire shares, or any other rights, options or warrants to acquire shares) or (y) at least 60% of the outstanding shares, (ii) absence of laws or court orders prohibiting or enjoining the consummation of the Offer, (iii) the expiration of waiting periods under applicable antitrust laws and (iv) other customary closing conditions. Consummation of the Merger is subject to stockholder approval, if required, the absence of laws or court orders prohibiting the Merger, and expiration of any waiting periods under applicable antitrust laws. Neither the Offer nor the Merger is subject to a financing condition.

     Subject to the terms of the Merger Agreement, the Company has granted Merger Sub an irrevocable option (the “Top-Up Option”), exercisable only after acceptance by Merger Sub of, and payment for, shares tendered in the Offer and on the terms and conditions set forth in the Merger Agreement, to purchase newly issued shares of common stock at the Offer Price in an amount equal to the lowest number of shares that, when added to the number of shares owned by Parent and Merger Sub at the time the Top-Up Option is exercised, constitutes one share more than 90% of the number of shares issued and outstanding immediately after the issuance of the shares subject to the Top-Up Option. In no event will the Top-Up Option be exercisable for a number of shares that exceeds the number of shares of common stock authorized and uninssued (treating shares owned by the Company as treasury stock as unissued) and not reserved for issuance at the time of the exercise of the Top-Up Option with respect to any restricted stock units then outstanding or any in-the-money options. The Top-Up Option is not exercisable unless, immediately after such exercise and the issuance of shares pursuant thererto, Parent and Merger Sub will hold, in the aggregate, at least 90% of the number of shares of common stock issued and outstanding. Parent and Merger Sub will pay the Offer Price for the shares acquired upon exercise of the Top-Up Option, at their election, either in cash or by a combination of cash (for at least the par value of the shares issuable on exercise of the Top-Up Option) and delivery to the Company of a promissory note executed by Parent, full recourse to Parent and Merger Sub, having a principal amount equal to the balance of the purchase price. In determining the fair value of any shares under the appraisal provisions of the DGCL, none of the Parent, Merger Sub, the Company or the surviving corporation will take into account the Top-Up Option, shares issued pursuant to the Top-Up Option or any promissory note issued to pay any portion of the purchase price for shares issued pursuant to the Top-Up Option.
     The Merger Agreement contains representations, warranties and covenants of the parties that are customary for transactions of this type. The Company has also agreed to customary covenants governing the conduct of its business, including an obligation to conduct its business in the ordinary course prior to closing. The Company has agreed in the Merger Agreement not to solicit, initiate, knowingly encourage or participate in discussions with third parties regarding other proposals to acquire the Company or assets of the Company and it has agreed to certain restrictions on its ability to respond to such proposals, subject to certain exceptions relating to the receipt of unsolicited proposals determined to constitute superior proposals as defined in the Merger Agreement (the “No Shop Covenants”).
     The Merger Agreement also contains customary termination provisions for the Company and Parent and provides that, in connection with the termination of the Merger Agreement under certain circumstances specified in the Agreement, the Company may be required to pay Parent a termination fee of $1.3 million. Those circumstances include (i) termination by Parent if the Company’s board changes its recommendation with respect to the transaction, approves or recommends any alternative acquisition proposal, or permits the Company to enter into an agreement related to an alternative acquisition proposal and (ii) termination by the Company if the Company’s board approves an acquisition proposal determined to be a superior proposal provided the acquisition proposal was not received in violation of the No Shop Covenants and certain procedural requirements were satisfied. If Parent terminates the Merger Agreement because the Company breaches or fails to perform any of its representations, warranties, covenants or other agreements contained in the Merger Agreement, the Company may be required to pay Parent an amount equal to $300,000 to reimburse Parent for its expenses incurred in connection with the Merger Agreement. In addition, the Merger Agreement provides that if the Company terminates the Merger Agreement because of a failure by Merger Sub to (i) commence the Offer in violation of the Merger Agreement or (ii) accept for payment and to purchase validly tendered shares pursuant to the Offer, the Company may elect to require Parent to pay a termination fee equal to $1.3 million or pursue any other remedy available at law or in equity.
     The Merger Agreement provides that each Company option to purchase common stock that is outstanding immediately prior to the effective time of the Merger (an “Option”) and has an exercise price per share that is less than the Offer Price (an “In the Money Option”) will be accelerated to be fully vested immediately prior to the effective time and will be canceled at the effective time. Holders of In the Money Options will be entitled to receive an amount in cash (less applicable tax withholding) equal to the excess of the Offer Price over the exercise price per share, multiplied by the number of shares covered by such Option. Options that are not In the Money Options will not be assumed or substituted for and will terminate at the Effective Time without any further action by the holders of such Options in accordance with the terms of the applicable Company equity plan under which such Options were granted. Each Company restricted stock unit for the Company’s common stock that is outstanding immediately prior to the effective time of the Merger (an “RSU”) will be cancelled at the effective time, and the holders of such RSUs will be entitled to receive an amount in cash (less applicable tax withholding) equal to the Offer Price multiplied by the maximum number of shares subject to such RSU.
     The Merger Agreement has been adopted by the boards of directors of both Parent and the Company and the Company’s Board of Directors has unanimously recommended that stockholders of the Company accept the Offer, tender their shares to Merger Sub pursuant to the Offer and, if required by the DGCL, vote to approve the Merger Agreement and the related Plan of Merger.
     This summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement filed as an exhibit to this Form 8-K are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company. The foregoing description of the Offer, Merger and Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
     The Merger Agreement itself has been provided solely to inform investors of its terms. The Merger Agreement contains representations and warranties by the Company, on the one hand, and by Parent and Merger Sub, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what may be viewed as material to stockholders or may have been used for the purpose of allocating risk between the Company, on the one hand, and Parent and Merger Sub, on the other hand. Accordingly, investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company, Parent or Merger Sub at the time they were made or otherwise.

Item 8.01 Other Events.
     On October 19, 2010, the Company and Parent issued a joint press release announcing that they had entered into the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference. The information in this Item 8.01 of Form 8-K, as well as Exhibit 99.1, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Additional Information about the Transaction and Where to Find it.
     The tender offer for the outstanding common stock of the Company referred to in this press release has not yet commenced. This press release is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Company’s common stock will be made pursuant to an offer to purchase and related materials that Parent and Merger Sub intend to file with the Securities and Exchange Commission. At the time the offer is commenced Parent and Merger Sub will file a tender offer statement on Schedule TO with the Securities and Exchange Commission, and thereafter the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all stockholders of the Company when available. In addition, all of these materials (and all other materials filed by the Company with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Investors and security holders may also obtain free copies of the tender offer documents, once available, from the information agent for the tender offer or by mailing a request to Cardiac Science Corporation, Attention: Investor Relations, 3303 Monte Villa Parkway, Bothell, Washington 98021.
Forward-Looking Statements.
     Certain statements either contained in or incorporated by reference into this document, other than purely historical information, including estimates, projections and statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those assumptions are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential” or similar expressions. Such forward-looking statements include the ability of the Company, Merger Sub and Parent to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement. The forward-looking statements contained in this document are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Actual results may differ materially from current expectations because of risk associated with uncertainties as to the timing of the Offer and the subsequent Merger; uncertainties as to how many of the Company’s stockholders will tender their Shares of common stock in the Offer; the ability of Parent to secure the required funding to finance the transaction; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the Offer or the Merger may not be satisfied or waiver, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Offer or the Merger; the effects of disruption from the transactions on the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability; other risks and uncertainties pertaining to the business of the Company detailed in the Company’s public filings with the SEC from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Reports on Form 10-Q. The reader is cautioned not to unduly rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update or revise publicly these forward-looking statements except as required by law.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 19, 2010, by and among Cardiac Science Corporation, Opto Circuits (India) Ltd. and Jolt Acquisition Company.*

99.1	Press release of Cardiac Science Corporation and Opto Circuits India Ltd., dated October 19, 2010.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedules to the SEC upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIAC SCIENCE CORPORATION
Dated: October 19, 2010	By:	/s/ MICHAEL K. MATYSIK
		Name:	Michael K. Matysik
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 19, 2010, by and among Cardiac Science Corporation, Opto Circuits India Ltd. and Jolt Acquisition Company.*

99.1	Press release of Cardiac Science Corporation and Opto Circuits India Ltd., dated October 19, 2010.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedules to the SEC upon request.